UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549



                                 FORM 8-K

                              CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934





      DATE OF REPORT (Date of earliest event reported):  JUNE 11, 1998

                     FIRST NBC CREDIT CARD MASTER TRUST
                        (Issuer of the Certificates)

                      FIRST NATIONAL BANK OF COMMERCE
           (Exact name of registrant as specified in its charter)



          LOUISIANA                  333-24023               72-0269760
(State or other jurisdiction  (Commission File Number)     (IRS Employer
      of incorporation)                                Identification Number)




              210 BARONNE ST., NEW ORLEANS, LOUISIANA  70112
           (Address of principal executive offices - Zip Code)



    Registrant's telephone number, including area code:  (504) 623-1371


                                  N/A
      (Former name or former address, if changed since last report)


ITEM 5. OTHER EVENTS.

        On June 12, 1998, BANC ONE CORPORATION ("BANC ONE") and First Commerce Corporation ("FCC") consummated an agreement and plan of merger (the "Merger Agreement") entered into on October 20, 1997, pursuant to which FCC was merged with a wholly-owned subsidiary of BANC ONE (the "Merger"), with FCC as the surviving corporation, and FCC's name was changed to Louisiana Banc One Corporation ("LBO"). LBO is now a wholly-owned subsidiary of BANC ONE. First National Bank of Commerce ("First NBC"), the Transferor and Servicer, is a wholly-owned subsidiary of LBO. The Merger Agreement does not specify any change to the separate existence of the subsidiary banks, including First NBC, upon consummation of the merger, but it is expected that it will ultimately be merged with other banks affiliated with BANC ONE.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits

    Exhibit
      No.                            Document Description
    -------                  -------------------------------------

     20.1                    Monthly  Servicer's  Certificate, Series  1997-1

     20.2                    Monthly  Holders'  Statement,  Series 1997-1



                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         FIRST NATIONAL BANK OF COMMERCE
                         (Registrant)


                         By:   /S/ THOMAS L. CALLICUTT, JR.
                              -----------------------------
                              Thomas L. Callicutt, Jr.
                              Louisiana Banc One Corporation
                              Executive Vice President, Controller  and
                              Principal Accounting Officer




Dated: June 19, 1998


                           INDEX TO EXHIBITS


   Exhibit                                                           Sequential
     No.                  Document Description                        Page No.
   -------       -------------------------------------               ----------

    20.1         Monthly  Servicer's  Certificate, Series  1997-1         5

    20.2         Monthly  Holders'  Statement,  Series 1997-1            10